GE Investments Funds, Inc.

Supplement dated September 15, 2006

to Prospectus dated May 1, 2006

The following supplements the section entitled “About the Investment Adviser—About the Sub-Adviser on page 62 of the prospectus as follows:

the following sentence is added to the third paragraph and shall read as follows: “Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.”

the fourth paragraph is hereby deleted in its entirety and replaced with the following: “Jack Feiler, President and Chief Investment Officer, has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990-1995.”

Please retain this supplement for future reference